UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 May 23, 2018 Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220
333-85496	EXELON GENERATION COMPANY, LLC	23-3064219
(a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348-2473 (610) 765-5959

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events
Item 8.01. Other Events
On May 23, 2018, Exelon Corporation (Exelon) learned the results of the PJM capacity auction for the 2021-2022 planning year. Exelon Generation Company, LLC’s (Generation’s) Dresden and Three Mile Island nuclear plants in the PJM market did not clear in the auction and will not receive capacity revenue for that period, and all but a small portion of the Byron nuclear plant also failed to clear the auction. While Dresden and all but a small portion of the Byron nuclear plant did not clear in the auction, they are not at risk of early retirement at this time as they are committed to honoring their capacity obligations through May 2021 and 2022, respectively. Generation’s other nuclear plants in PJM cleared in the auction, except Oyster Creek, which is scheduled to retire by October 2018 and did not participate in the auction. The auction results take effect June 1, 2021.
The table set forth below lists Exelon’s cleared nuclear and fossil capacity volumes for the 2021-2022 capacity auction by zone.

Cleared Volumes at ownership	Capacity Performance
	MW	Price
COMED
Nuclear	5,175	$196
Fossil/Others	0	$196
Sub Total	5,175

EMAAC
Nuclear	3,925	$166
Fossil/Others	2,100	$166
Sub Total	6,025

SWMAAC
Nuclear	850	$140
Fossil/Others	0	$140
Sub Total	850

MAAC
Nuclear	0	$140
Fossil/Others	225	$140
Sub Total	225

BGE
Nuclear	0	$200
Fossil/Others	400	$200
Sub Total	400

RTO
Nuclear	0	$140
Fossil/Others	100	$140
Sub Total	100

GRAND TOTAL
Nuclear	9,950
Fossil/Others	2,825
Grand Total	12,775

A copy of the press release concerning the 2021-2022 PJM capacity auction results is attached as Exhibit 99.1.
Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release
* * * * *

This combined Form 8-K is being filed separately by Exelon Corporation (Exelon) and Generation (collectively, the Registrants). Information contained herein relating to any individual Registrant has been filed by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.
Cautionary Statements Regarding Forward-Looking Information
This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation and Exelon Generation Company, LLC (Registrants) include those factors discussed herein, as well as the items discussed in (1) Exelon's 2017 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 23, Commitments and Contingencies; (2) Exelon's First Quarter 2018 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 17, Commitments and Contingencies; and (3) other factors discussed in filings with the SEC by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. Neither of the Registrants undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.
* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Joseph Nigro
Joseph Nigro
Senior Executive Vice President and Chief Financial Officer
Exelon Corporation

EXELON GENERATION COMPANY, LLC

/s/ Bryan P. Wright
Bryan P. Wright
Senior Vice President and Chief Financial Officer
Exelon Generation Company, LLC

May 24, 2018

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release